Consolidated Statement of Operations (USD $)	12 Months Ended		56 Months Ended
	Jul. 31, 2011	Jul. 31, 2010	Jul. 31, 2011
Revenues
Revenues			$ 915
Total Revenues			915
Expenses
General and administrative expense	108,969	64,124	228,577
Depreciation	5,000		5,000
Total Expenses	113,969	64,124	233,577
Net (loss)	$ (113,969)	$ (64,124)	$ (232,662)
Basic earnings (loss) per share	$ 0.00	$ 0.00
Basic weighted average shares outstanding	50,000,000	50,000,000